                               OPPENHEIMER GLOBAL VALUE FUND
                         Supplement dated October 28, 2008 to the
                             Prospectus dated August 28, 2008

     This supplement amends the prospectus of Oppenheimer Global Value Fund (the
"Fund"), dated August 28, 2008, as follows:

     The charts and related  footnotes in the section  titled "Fees and Expenses of the  Fund,"  beginning  on page 6 of the  prospectus,  are  deleted  in their entirety and replaced by the following:

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Shareholder Fees (charges paid directly from your investment):
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                                         Class A       Class B       Class C       Class N       Class Y
                                          Shares        Shares        Shares        Shares        Shares
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Maximum Sales Charge (Load) on            5.75%          None          None          None          None
purchases (as % of offering price)
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Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering price or redemption             None(1)        5%(2)         1%(3)         1%(4)          None
proceeds)
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Redemption Fee (as a percentage of        2.00%         2.00%         2.00%         2.00%         2.00%
total redemption proceeds)(5)
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Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
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                                          Class A       Class B       Class C       Class N    Class Y Shares
                                           Shares        Shares        Shares       Shares
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Management Fees(8)                         0.80%         0.80%         0.80%         0.80%        0.80%
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Distribution and/or Service (12b-1)       0.25%(6)       0.74%         0.74%         0.25%         None
Fees
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Other Expenses(7)                          2.84%         5.38%         5.38%         5.37%        5.44%
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Total Annual Operating Expenses(9)         3.64%         6.92%         6.92%         6.42%        6.24%
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1.  A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
    See "How to Buy Shares" for details.
2.  Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.  Applies to shares redeemed within 12 months after purchase.
4.  Applies to shares redeemed within 18 months after a retirement plan's first purchase of Class N shares.
5.  The redemption fee applies to the proceeds of Fund shares that are redeemed prior to January 1, 2009 (either by selling the shares or exchanging them for shares of another Oppenheimer fund), within 30 days after their purchase. See "How to Sell Shares" for more information on when the redemption fee will apply.
6.  For the Fund's fiscal year ended April 30, 2008, the Distributor voluntarily waived the Class A Service (12b-1) Fee with respect to the "seed money"
    investment by the Manager and for certain related shareholder accounts.
    After this waiver, the Class A Service Fee amount was less than 0.01%. This voluntary waiver may be amended or withdrawn at any time.
7.  Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays.
    The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to limit these fees for each share class to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets. After these waivers and credits, the actual "Other Expenses" as percentages of average daily net assets were 0.60% for Class A shares, 0.61%
    for Class B shares, 0.61% for Class C shares, 0.60% for Class N shares and
    0.26% for Class Y shares.
8.  The Manager has voluntarily agreed to waive fees and/or reimburse expenses in amounts equal to the indirect management fee incurred from the Fund's investment in Oppenheimer Institutional Money Market Fund.  During the
    fiscal year ended April 30, 2008, the amount of that indirect fee was less than 0.01%. The undertaking may be amended or withdrawn at any time.
9.  The Manager has voluntarily agreed to waive fees and/or reimburse expenses such that the "Total Annual Operating Expenses" will not exceed 1.40% for
    Class A shares, 2.15% for Class B shares, 2.15% for Class C shares, 1.65%
    for Class N shares and 1.05% for Class Y shares, respectively. This voluntary waiver may be amended or withdrawn at any time. After all waivers and reimbursements, the Fund's "Total Annual Operating Expenses" as
    percentages of average daily net assets were 1.39% for Class A shares, 2.14%
    for Class B shares, 2.14% for Class C shares, 1.64% for Class N shares and
    1.05% for Class Y shares.

October 28, 2008                                                    PS0687.002